Reconciliations of Non-GAAP Financial Measures

June 30, 2020

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income attributable to common stockholders	$29,623	$83,677	$64,840	$5,973
Add:
Depreciation and amortization of real estate assets	44,202	49,476	88,370	94,425
Depreciation and amortization of real estate assets related to noncontrolling interest	—	(39)	—	(79)
Depreciation and amortization of real estate assets related to unconsolidated joint venture	5,549	5,347	11,134	10,663
Net gain on sales of real estate	(330)	(2,755)	(113)	(1,235)
Net loss on sales of real estate related to unconsolidated joint venture	9,079	1,690	10,808	1,690
Impairment of real estate	—	2,002	—	105,136
FFO attributable to common stockholders	$88,123	$139,398	$175,039	$216,573
COVID-19 related expenses (1)	3,939	—	4,749	—
Lease termination income	—	(66,948)	—	(66,948)
Loss on extinguishment of debt	392	10,119	392	10,119
Provision for doubtful accounts and loan losses, net	129	193	796	1,400
Other normalizing items (2)	731	1,918	4,439	8,958
Normalized FFO attributable to common stockholders	$93,314	$84,680	$185,415	$170,102
FFO attributable to common stockholders	$88,123	$139,398	$175,039	$216,573
Merger and acquisition costs	269	56	428	62
Stock-based compensation expense	2,375	2,795	4,735	5,570
Non-cash rental and related revenues	(6,202)	(6,843)	(6,567)	(8,007)
Non-cash interest income	(574)	(563)	(1,135)	(1,125)
Non-cash interest expense	2,225	2,762	4,458	5,323
Non-cash portion of loss on extinguishment of debt	392	3,224	392	3,224
Provision for loan losses and other reserves	129	193	796	1,400
Non-cash lease termination income	—	(9,725)	—	(9,725)
Other non-cash adjustments related to unconsolidated joint venture	404	1,031	943	2,146
Other non-cash adjustments	133	46	27	98
AFFO attributable to common stockholders	$87,274	$132,374	$179,116	$215,539
COVID-19 related expenses (1)	3,939	—	4,749	—
Cash portion of lease termination income	—	(57,223)	—	(57,223)
Cash portion of loss on extinguishment of debt	—	6,895	—	6,895
Other normalizing items (2)	309	1,885	(1,826)	3,017
Normalized AFFO attributable to common stockholders	$91,522	$83,931	$182,039	$168,228
Amounts per diluted common share attributable to common stockholders:
Net income	$0.14	$0.46	$0.31	$0.03
FFO	$0.43	$0.76	$0.85	$1.20
Normalized FFO	$0.45	$0.46	$0.90	$0.94
AFFO	$0.42	$0.72	$0.87	$1.19
Normalized AFFO	$0.44	$0.46	$0.88	$0.93
Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	206,219,162	182,254,100	206,194,282	180,637,059
AFFO and Normalized AFFO	207,003,252	183,007,434	206,933,563	181,457,685

(1)	Amount represents expenses related to the COVID-19 pandemic incurred by our Senior Housing - Managed portfolio.

(2)
For FFO, the three months ended June 30, 2020 includes $0.4 million of write-offs related to straight-line rent receivables, and the six months ended June 30, 2020 and 2019 includes $6.2 million and $5.9 million, respectively, of write-offs related to straight-line rent receivables and lease intangibles. FFO and AFFO for the six months ended June 30, 2020 also include $2.1 million earned during the period related to legacy Care Capital Properties, Inc. (“CCP”) investments. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, and Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Net income attributable to Sabra Health Care REIT, Inc.	$127,864	$68,996
Interest	107,680	126,610
Income tax expense	3,411	3,402
Depreciation and amortization	175,494	181,549
EBITDA	$414,449	$380,557

Loss from unconsolidated joint venture	17,568	6,796
Distributions from unconsolidated joint venture	14,064	13,865
Stock-based compensation expense	8,983	9,819
Merger and acquisition costs	790	424
CCP transition costs	146	197
Provision for loan losses and other reserves	634	1,238
Impairment of real estate	16,683	121,819
Loss on extinguishment of debt	6,613	16,340
Other (income) loss	(2,573)	2,482
Lease termination income	(854)	(67,802)
Net gain on sales of real estate	(1,178)	(2,300)
Adjusted EBITDA (1)	$475,325	$483,435

Annualizing adjustments (2)	12,234	2,640
Annualized Adjusted EBITDA (3)	$487,559	$486,075

Adjustment for:
Distributions from unconsolidated joint venture	(14,064)	(13,865)
EBITDA from unconsolidated joint venture (4)	33,781	39,132
Annualized Adjusted EBITDA, as adjusted (5)	$507,276	$511,342

(1)
Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.

(2)
Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.

(3)	Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.

(4)	Represents Sabra’s pro rata share of unconsolidated joint venture EBITDA.

(5)	Annualized Adjusted EBITDA, as adjusted is used in the calculation of Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Cash rental income	$101,052	$101,200	$201,959	$212,204
Straight-line rental income	4,592	5,242	9,451	10,710
Straight-line rental income receivable write-offs	(412)	—	(3,341)	—
Above/below market lease amortization	2,023	1,601	3,627	3,202
Above/below market lease intangible write-offs	—	—	(3,169)	(5,905)
Recoveries	5,472	4,757	10,712	8,976
Rental and related revenues	$112,727	$112,800	$219,239	$229,187

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,793	$7,673	$2,841	$(12,136)	$(1,622)	$9,940	$2,606	$(34,094)	$29,623
Adjustments:
Depreciation and amortization	26,598	5,412	7,773	—	13,185	4,403	—	16	44,202
Interest	488	419	—	—	419	—	—	24,385	25,292
General and administrative	—	—	—	—	—	—	—	8,673	8,673
Provision for loan losses and other reserves	—	—	—	—	—	—	—	129	129
Loss on extinguishment of debt	—	—	—	—	—	—	—	392	392
Other income	—	—	—	—	—	—	—	66	66
Net gain on sales of real estate	(330)	—	—	—	—	—	—	—	(330)
Loss from unconsolidated JV	—	—	—	12,136	12,136	—	—	—	12,136
Income tax expense	—	—	—	—	—	—	—	433	433
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	6,305	6,305	—	—	—	6,305

Net Operating Income (1)	$79,549	$13,504	$10,614	$6,305	$30,423	$14,343	$2,606	$—	$126,921

Non-cash revenue and expense adjustments	(4,538)	(458)	—	—	(458)	(1,179)	(574)	—	(6,749)

Cash Net Operating Income (1)	$75,011	$13,046	$10,614	$6,305	$29,965	$13,164	$2,032	$—	$120,172

Cash Net Operating Income not included in same store	(29)	(1,758)	(969)	309	(2,418)	(60)

Same store Cash Net Operating Income (2)	$74,982	$11,288	$9,645	$6,614	$27,547	$13,104

(1)
Includes $1.7 million and $2.3 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

(2)
Includes $1.5 million and $2.2 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$46,897	$7,120	$4,971	$(3,667)	$8,424	$9,887	$2,851	$(32,842)	$35,217
Adjustments:
Depreciation and amortization	26,916	5,085	7,751	—	12,836	4,401	—	15	44,168
Interest	660	428	—	—	428	—	—	24,616	25,704
General and administrative	—	—	—	—	—	—	—	8,761	8,761
Provision for loan losses and other reserves	—	—	—	—	—	—	—	667	667
Other income	—	—	—	—	—	—	—	(2,259)	(2,259)
Net loss on sales of real estate	217	—	—	—	—	—	—	—	217
Loss from unconsolidated JV	—	—	—	3,667	3,667	—	—	—	3,667
Income tax expense	—	—	—	—	—	—	—	1,042	1,042
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,370	8,370	—	—	—	8,370

Net Operating Income (1)	$74,690	$12,633	$12,722	$8,370	$33,725	$14,288	$2,851	$—	$125,554

Non-cash revenue and expense adjustments	1,546	(662)	—	—	(662)	(1,219)	(561)	—	(896)
Foreign exchange rate adjustment	—	—	(72)	—	(72)	—	—	—	(72)

Cash Net Operating Income (1)	$76,236	$11,971	$12,650	$8,370	$32,991	$13,069	$2,290	$—	$124,586

Cash Net Operating Income not included in same store	(523)	(864)	(1,068)	182	(1,750)	(101)

Same store Cash Net Operating Income (1)	$75,713	$11,107	$11,582	$8,552	$31,241	$12,968

(1)
Includes $0.3 million and $0.5 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,311	$5,649	$5,515	$(1,161)	$10,003	$10,059	$4,395	$(37,027)	$39,741
Adjustments:
Depreciation and amortization	27,725	4,901	7,007	—	11,908	4,384	—	15	44,032
Interest	665	445	—	—	445	—	—	26,319	27,429
General and administrative	—	—	—	—	—	—	—	5,934	5,934
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(219)	(219)
Impairment of real estate	2,717	—	—	—	—	—	—	—	2,717
Loss on extinguishment of debt	—	—	—	—	—	—	—	5,577	5,577
Other income	—	—	—	—	—	—	—	(1,709)	(1,709)
Net gain on sales of real estate	(1,084)	—	—	—	—	—	—	—	(1,084)
Loss from unconsolidated JV	—	—	—	1,161	1,161	—	—	—	1,161
Income tax expense	—	—	—	—	—	—	—	1,110	1,110
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	10,089	10,089	—	—	—	10,089

Net Operating Income	$82,334	$10,995	$12,522	$10,089	$33,606	$14,443	$4,395	$—	$134,778

Non-cash revenue and expense adjustments	(4,745)	(524)	—	—	(524)	(1,187)	(1,386)	—	(7,842)
Foreign exchange rate adjustment	—	—	(111)	—	(111)	—	—	—	(111)

Cash Net Operating Income	$77,589	$10,471	$12,411	$10,089	$32,971	$13,256	$3,009	$—	$126,825

Cash Net Operating Income not included in same store			(229)	201

Same store Cash Net Operating Income			$12,182	$10,290

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$48,511	$(5,139)	$5,719	$(605)	$(25)	$9,648	$3,325	$(38,173)	$23,286
Adjustments:
Depreciation and amortization	27,332	4,717	6,707	—	11,424	4,325	—	11	43,092
Interest	669	445	—	—	445	—	—	28,141	29,255
General and administrative	—	—	—	—	—	—	—	8,709	8,709
Provision for loan losses and other reserves	—	—	—	—	—	—	—	57	57
Impairment of real estate	3,131	10,835	—	—	10,835	—	—	—	13,966
Loss on extinguishment of debt	—	—	—	—	—	—	—	644	644
Other income	—	—	—	—	—	—	—	(215)	(215)
Net loss on sales of real estate	19	—	—	—	—	—	—	—	19
Loss from unconsolidated JV	—	—	—	605	605	—	—	—	605
Income tax expense	—	—	—	—	—	—	—	826	826
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	10,115	10,115	—	—	—	10,115

Net Operating Income	$79,662	$10,858	$12,426	$10,115	$33,399	$13,973	$3,325	$—	$130,359

Non-cash revenue and expense adjustments	(3,137)	(614)	—	—	(614)	(1,175)	(555)	—	(5,481)
Foreign exchange rate adjustment	—	—	(111)	—	(111)	—	—	—	(111)

Cash Net Operating Income	$76,525	$10,244	$12,315	$10,115	$32,674	$12,798	$2,770	$—	$124,767

Cash Net Operating Income not included in same store			—	72

Same store Cash Net Operating Income			$12,315	$10,187

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,008	$7,072	$(312)	$(3,647)	$3,113	$9,787	$70,495	$(51,720)	$83,683
Adjustments:
Depreciation and amortization	28,224	4,672	12,332	—	17,004	4,236	—	12	49,476
Interest	676	450	—	—	450	—	—	32,482	33,608
General and administrative	—	—	—	—	—	—	—	8,059	8,059
Provision for loan losses and other reserves	—	—	—	—	—	—	—	193	193
Impairment of real estate	2,002	—	—	—	—	—	—	—	2,002
Loss on extinguishment of debt	—	—	—	—	—	—	—	10,119	10,119
Other income	—	—	—	—	—	—	—	1	1
Net gain on sales of real estate	(2,262)	(305)	(188)	—	(493)	—	—	—	(2,755)
Loss from unconsolidated JV	—	—	—	3,647	3,647	—	—	—	3,647
Income tax expense	—	—	—	—	—	—	—	854	854
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,361	9,361	—	—	—	9,361

Net Operating Income	$80,648	$11,889	$11,832	$9,361	$33,082	$14,023	$70,495	$—	$198,248

Non-cash revenue and expense adjustments	(4,945)	(643)	—	—	(643)	(1,227)	(10,288)	—	(17,103)
Foreign exchange rate adjustment	—	—	(81)	—	(81)	—	—	—	(81)

Cash Net Operating Income	$75,703	$11,246	$11,751	$9,361	$32,358	$12,796	$60,207	$—	$181,064

Cash Net Operating Income not included in same store			—	229

Same store Cash Net Operating Income			$11,751	$9,590

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Six Months Ended June 30, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$99,690	$14,793	$7,812	$(15,803)	$6,802	$19,827	$5,457	$(66,936)	$64,840
Adjustments:
Depreciation and amortization	53,514	10,497	15,524	—	26,021	8,804	—	31	88,370
Interest	1,148	847	—	—	847	—	—	49,001	50,996
General and administrative	—	—	—	—	—	—	—	17,434	17,434
Provision for loan losses and other reserves	—	—	—	—	—	—	—	796	796
Loss on extinguishment of debt	—	—	—	—	—	—	—	392	392
Other income	—	—	—	—	—	—	—	(2,193)	(2,193)
Net gain on sales of real estate	(113)	—	—	—	—	—	—	—	(113)
Loss from unconsolidated JV	—	—	—	15,803	15,803	—	—	—	15,803
Income tax expense	—	—	—	—	—	—	—	1,475	1,475
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	14,675	14,675	—	—	—	14,675

Net Operating Income (1)	$154,239	$26,137	$23,336	$14,675	$64,148	$28,631	$5,457	$—	$252,475

Non-cash revenue and expense adjustments	(2,992)	(1,120)	—	—	(1,120)	(2,398)	(1,135)	—	(7,645)

Cash Net Operating Income (1)	$151,247	$25,017	$23,336	$14,675	$63,028	$26,233	$4,322	$—	$244,830

Annualizing adjustments	170,686	26,653	25,827	19,596	72,076	26,437	3,824	—	273,023

Annualized Cash Net Operating Income	$321,933	$51,670	$49,163	$34,271	$135,104	$52,670	$8,146	$—	$517,853

(1)
Includes $2.0 million and $2.7 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Six Months Ended June 30, 2020
	Private Payors	Non-Private Payors	Interest and Other Income	Corporate	Total
Net income (loss)	$32,430	$93,889	$5,457	$(66,936)	$64,840
Adjustments:
Depreciation and amortization	39,040	49,299	—	31	88,370
Interest	985	1,010	—	49,001	50,996
General and administrative	—	—	—	17,434	17,434
Provision for loan losses and other reserves	—	—	—	796	796
Loss on extinguishment of debt	—	—	—	392	392
Other income	—	—	—	(2,193)	(2,193)
Net loss (gain) on sales of real estate	68	(181)	—	—	(113)
Loss from unconsolidated JV	15,803	—	—	—	15,803
Income tax expense	—	—	—	1,475	1,475
Sabra’s share of unconsolidated JV Net Operating Income	14,675	—	—	—	14,675

Net Operating Income (1)	$103,001	$144,017	$5,457	$—	$252,475

Non-cash revenue and expense adjustments	(3,720)	(2,790)	(1,135)	—	(7,645)

Cash Net Operating Income (1)	$99,281	$141,227	$4,322	$—	$244,830

Annualizing adjustments	110,006	159,193	3,824	—	273,023

Annualized Cash Net Operating Income	$209,287	$300,420	$8,146	$—	$517,853

(1)
Includes $2.0 million and $2.7 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Six Months Ended June 30, 2020
	Enlivant	Avamere Family of Companies	North American Healthcare	Signature Healthcare	Cadia Healthcare	Signature Behavioral	Holiday AL Holdings LP	Genesis Healthcare, Inc.	Healthmark Group	The McGuire Group	All Other Relationships	Corporate	Total
Net (loss) income	$(13,363)	$16,976	$14,820	$10,122	$5,753	$11,740	$4,738	$10,141	$6,459	$6,909	$57,481	$(66,936)	$64,840
Adjustments:
Depreciation and amortization	2,014	6,092	5,607	7,292	5,168	5,064	9,197	1,190	2,425	3,563	40,727	31	88,370
Interest	—	—	—	—	—	—	—	1,256	—	—	739	49,001	50,996
General and administrative	—	—	—	—	—	—	—	—	—	—	—	17,434	17,434
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	—	—	—	796	796
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	392	392
Other income	—	—	—	—	—	—	—	—	—	—	—	(2,193)	(2,193)
Net loss (gain) on sales of real estate	—	—	—	2,386	—	—	—	(2,713)	—	—	214	—	(113)
Loss from unconsolidated JV	15,803	—	—	—	—	—	—	—	—	—	—	—	15,803
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	1,475	1,475
Sabra’s share of unconsolidated JV Net Operating Income	14,675	—	—	—	—	—	—	—	—	—	—	—	14,675

Net Operating Income (1)	$19,129	$23,068	$20,427	$19,800	$10,921	$16,804	$13,935	$9,874	$8,884	$10,472	$99,161	$—	$252,475

Non-cash revenue and expense adjustments	—	(1,825)	(1,628)	(1,123)	118	(314)	—	2,141	3	(2,597)	(2,420)	—	(7,645)

Cash Net Operating Income (1)	$19,129	$21,243	$18,799	$18,677	$11,039	$16,490	$13,935	$12,015	$8,887	$7,875	$96,741	$—	$244,830

Annualizing adjustments	25,306	22,213	18,799	18,477	25,044	16,996	14,205	11,485	8,168	7,927	104,403	—	273,023

Annualized Cash Net Operating Income	$44,435	$43,456	$37,598	$37,154	$36,083	$33,486	$28,140	$23,500	$17,055	$15,802	$201,144	$—	$517,853

(1)
Includes $2.0 million and $2.7 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are net of repositioning reserves, if applicable.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

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